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                                     [LOGO]
                              SOURCE CAPITAL, INC.

                              FIRST QUARTER REPORT
                                 March 31, 1998
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                             OFFICERS AND DIRECTORS
                                     [LOGO]
                              SOURCE CAPITAL, INC.

DIRECTORS
Willard H. Altman
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Lawrence J. Sheehan
Charles W. Stanton

OFFICERS
Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN
State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING
New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

INVESTMENT RESULTS

 Source Capital's total net assets increased to $453,756,612 from $425,490,107 at year-end. Net asset value per Common share increased to $53.82 at March 31, 1998 from $50.20 at year-end. In addition, a distribution of $1.00 was paid on the Common shares during the quarter.

 During this quarter, Source Capital's net asset value per share of Common Stock increased 9.3% while total net assets rose 8.4%, with both figures reflecting reinvestment of dividends and distributions paid during the period. These changes compare with a 10.3% increase during the quarter for the Russell 2500 Index, also on a reinvested basis.

NET INVESTMENT INCOME

 Net investment income increased during the quarter to $2,008,371 from $1,976,386 in the first quarter of 1997. After providing for Preferred dividends, net investment income per Common share amounted to $0.11 in the first quarter of both the current and the prior year.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.00 per share was paid on March 15, 1998 to shareholders of record on February 20, 1998. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Most recently, an increase in the distribution rate was approved by the Board of Directors on May 4, 1998, raising the annualized rate to $4.20 for the distribution payable June 15, 1998. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.20 Common distribution rate is dependent upon achieving total investment results which will sustain a net asset value of approximately $42.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on March 15, 1998 to shareholders of record on February 20, 1998. The increase in the Company's total net assets so far this year has led to an increase in the Preferred shares' asset coverage from 786% at year-end 1997 to 838% at March 31, 1998. The rise in net investment income in the first quarter increased Preferred dividend coverage to 170% compared to 167% in the first quarter of 1997.

MARKET PRICE OF SOURCE CAPITAL SHARES

 The market price of Source Capital Common Stock increased during the quarter from $51 1/16 at year-end 1997 to $55 3/8 at March 31, 1998. As this $4.31 increase in market price was more than the $3.62 rise in net asset value during the period, the market premium to net asset value of 1.7% at year-end 1997 increased to 2.9% at March 31, 1998. The market price of Source Capital Preferred Stock also increased during the quarter from $29 to $29 11/16.

COMMENTARY

 Three companies in Source's portfolio have been the subject of takeovers in recent months. Two of these have been completed, while one is still in progress. While all have been helpful to portfolio performance, as well as providing some outside confirmation of the merits of our selections, we view these transactions with mixed feelings. Each of these companies had been owned for some time, all were doing well, and we would have been happy to continue to hold each of them in the Source portfolio.

 The acquisition of TRIMAS by MascoTech was announced last December, and closed in mid-January. TriMas is a manufacturer of diverse industrial and consumer products--its most important offerings are trailer hitches and related accessories, specialty industrial and aerospace fasteners, and gas cylinders and closures for industrial containers. Our initial investment in TriMas in the second half of 1995 was in its convertible debentures. As our confidence in TriMas' management and understanding of its business increased, we switched from the convertible to common stock. We bought more shares during 1996 and early 1997, ending up with about a 2% portfolio position purchased at an average cost of $23 per share.

 TriMas' price at the time the deal was announced was about $31 per share. Although the acquisition price of $34 1/2 was only a modest premium, it represented about 20 times TriMas' expected 1997 earnings per share of $1.75, a rich price by historical standards. In addition, since MascoTech already owned 37% of TriMas there was little chance of a competing offer. We believe the purchase was motivated by MascoTech's wish to diversify away from its auto industry customer base and to simplify the two companies' ownership structure.

 ARBOR DRUGS was acquired at the end of March, 1998 by CVS, a rapidly growing regional drug store chain with national aspirations. Arbor Drugs gives it a dominant share in the important Detroit area, a market in which it had no prior presence. The strategic nature of the purchase, as well as CVS's own high-priced stock, may help to explain why it was willing to pay 37 times trailing earnings for Arbor Drugs, a valuation we find difficult to justify.

 Source first invested in Arbor Drugs in 1995 (at a split-adjusted price of about $7 per share), attracted by its high returns on capital, efficient operations, rapid market share growth, and impeccable balance sheet. The reader may recall that we discussed Arbor in detail in the Source semi-annual report published in mid-1997. At that time, we bemoaned the fact that the increasingly high valuation which the market was putting on Arbor and other high-quality stocks in Source's portfolio created a dilemma--we felt we should trim back these positions, but replacement ideas were hard to find.

 Arbor's price at that time was a split-adjusted $13 1/2, and its PE ratio was 24.5x trailing 12 months earnings. We continued to sell shares as the price and valuation increased. In all, we sold about half the June 30, 1997 position, at prices from $16 to $22 1/2. Arbor rose about 70% in the 7 months from June, 1997 to the announcement of the deal in February of this year. The acquisition was made for CVS stock, which at the date of the closing was worth about $24 per Arbor Drugs share. At this time, Source continues to hold its new CVS shares, but at a price of 30x estimated 1998 earnings, its time in the portfolio may be brief.

 The third portfolio takeover is DEVON GROUP, which will be acquired by Applied Graphics Technologies in late May, assuming a favorable vote by both companies' shareholders. The price is approximately $60 per share, half in cash and half in Applied Graphics stock, the value of which is subject to fluctuation. Applied Graphics, an aggressive and rapidly growing company that provides pre-press and related services to a diverse customer base, is an excellent strategic fit with Devon's Black Dot Division, which represents close to two-thirds of its sales and probably a larger percent of profits.

Source first purchased Devon in 1986 at a cost of about $16 per share, and remarkably it has been in the portfolio for longer than any other common stock. After some missteps in the early 1990s associated with an unsuccessful venture in financial printing, Devon has earned high returns and steadily increased its earnings, as well as building up a fortress balance sheet--minor amounts of debt and $7 per share in cash--while searching unsuccessfully for an appropriate major acquisition. By arranging to be acquired by Applied Graphics, Devon increased its stock price by 30% and gave its owners the option of continuing to participate in the business through Applied Graphics, a company with more extensive Wall Street coverage and much higher trading volume than Devon. As in the case of CVS, the high valuation which the market is putting on Applied Graphics' stock price may make it difficult for Source to hold on to its position long term.

We will continue to search for companies like Arbor Drugs, Devon, and TriMas--which combine high returns on capital, excellent growth prospects, and strong balance sheets--and which also can be purchased at reasonable valuations. We believe that such investments will provide Source shareholders with rewarding long term returns without assuming excess risk.
                                             Respectfully submitted,

                                                    [/S/ ERIC S. ENDE]
                                             Eric S. Ende
                                             Senior Vice President and
                                               Chief Investment Officer
                                             May 5, 1998

                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended March 31, 1998

                                                         Shares or       Ownership at
                                                         Principal         March 31,
                                                          Amount             1998
                                                       -------------     -------------
NET PURCHASES

COMMON STOCKS
Arrow Electronics, Inc............................     42,300    shs.    265,300    shs.
Bacou USA, Inc....................................     14,700    shs.    291,200    shs.
Channell Commercial Corporation...................     40,000    shs.    255,000    shs.
KEMET Corporation.................................     66,600    shs.    271,700    shs.
Nucor Corporation.................................     11,900    shs.    180,200    shs.
Schlumberger Limited..............................     84,500    shs.    84,500    shs.

CONVERTIBLE SECURITY
Read-Rite Corporation -- 6 1/2% 2004..............     $500,000          $500,000

NET SALES

COMMON STOCKS
Arbor Drugs, Inc..................................     123,900    shs.   280,200    shs.
Franklin Covey Co.................................     63,900    shs.    231,800    shs.
Graco Inc.........................................     6,600    shs.     411,000    shs.
Juno Lighting, Inc................................     144,100    shs.           --0--
Kennametal Inc....................................     70,000    shs.            --0--
Toys "R" Us, Inc..................................     183,200    shs.           --0--
TriMas Corporation................................     264,210    shs.           --0--

NON-CONVERTIBLE SECURITY
Government National Mortgage Association (REMIC)
  -- 7.99125% 2010................................     $753,500          $545,800

                        COMPOSITION OF TOTAL NET ASSETS*
                                 March 31, 1998

Investment securities (cost $293,839,612):
  Common stocks............................................  $349,181,455
  Convertible bonds, debentures and preferred stocks.......   35,259,567
  Non-convertible bonds and debentures.....................   41,273,069
                                                             -----------
                                                             $425,714,091

Cash, receivables, short-term corporate notes, less
  liabilities..............................................   28,042,521
                                                             -----------
Total Net Assets at March 31, 1998.........................  $453,756,612
                                                             -----------
                                                             -----------
Assets applicable to Preferred Stock at a liquidation
  preference
  of $27.50 per share (asset coverage 838%)................  $54,153,330
                                                             -----------
                                                             -----------
Net Assets applicable to Common Stock -- $53.82 per
  share....................................................  $399,603,282
                                                             -----------
                                                             -----------

                         SUMMARY FINANCIAL INFORMATION*

                                                                         Three Months Ended March 31,
                                                                                     1998
                                                                         -----------------------------
                                                                              Total            Per
                                                                               Net           Common
                                                                              Assets          Share
                                                                         ----------------  -----------
Beginning of period....................................................  $    425,490,107   $   50.20

Net realized gain on investments.......................................         6,951,802        0.94
Increase in unrealized appreciation of investments.....................        26,401,169        3.57
Income available to Common shareholders................................           826,844        0.11
Quarterly distribution to Common shareholders..........................        (7,397,259)      (1.00)
Proceeds from shares issued for distributions reinvested...............         1,483,949          --
                                                                         ----------------  -----------
Net changes during period..............................................  $     28,266,505   $    3.62
                                                                         ----------------  -----------
End of period..........................................................  $    453,756,612   $   53.82
                                                                         ----------------  -----------
                                                                         ----------------  -----------


                                                                            Beginning          End
                                                                            of Quarter     of Quarter
                                                                         ----------------  -----------
Common market price per share..........................................        51 1/16         55 3/8
Common market premium to net asset value...............................           1.7%           2.9%
Preferred asset coverage...............................................           786%           838%
Preferred market price per share.......................................             29       29 11/16

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard,
Suite 1200
Los Angeles, California 90064

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